SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549
____________________

FORM 8-K
CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

November 20, 2000
(Date of earliest event reported)

Openwave Systems Inc.
(Exact name of Registrant as specified in its charter)

Delaware	00025687	94-3219054
(State of incorporation or or-	(Commission File No.)	(IRS Employer Identification No.)
ganization)

800 Chesapeake Drive
Redwood City, CA
(Address of principal executive offices)

94063
(zip code)

(650) 562-0200
(Registrant's telephone number, including area code)

Item 7. Exhibits.

99.1 Analysts Presentation, dated November 20, 2000.

Item 9. Regulation FD Disclosure

     The Registrants are attaching the Analysts Presentation as Exhibit 99.1 to this Current Report on Form 8-K.

Note: The information in this report (including the exhibit) is furnished pursuant to Item 9 and shall not be deemed to be "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that section. This report will not be deemed an admission as to the materiality of any information in the report that is required to be disclosed solely by Regulation FD.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereto duly authorized.

OPENWAVE SYSTEMS INC.

By:	/s/ Alan Black
Name:	Alan Black

Title:	Senior Vice President, Corporate Affairs, Chief Finan-
cial Officer and Treasurer

Date: November 20, 2000

EXHIBIT INDEX

Exhibit	Description

99.1	Analysts Presentation, dated November 20, 2000.